Exhibit 10.1
AUDIT COMMITTEE CHARTER

The following Audit Committee Charter was adopted by the Board of Directors of Parametric Sound Corporation, (the “Company”):

1. Members. The Board of Directors (“BOD”) will appoint an Audit Committee of at least two (2) members, consisting of a minimum of two (2) “independent” directors of the Board. “Independent” means a director who meets the definition of “independence” under applicable securities legislation and the stock exchange or trading market upon which the Company’s shares are listed for trading, if any, as confirmed by the BOD. If there are not two (2) independent directors available on the BOD then the entire BOD by default becomes the Audit Committee.

At least one (1) member of the Audit Committee must be financially sophisticated and shall have past employment experience in finance or accounting, requisite professional certification in accounting or other financial experience or background, as determined by the BOD. Each other member of the Audit Committee must be financially literate and be able to read and understand fundamental financial statements that present a breadth and level complexity of accounting issues generally comparable to those expected to be raised by the Company’s financial statements, including a balance sheet, income statement and cash flow statement, as confirmed by the BOD. Each appointed member of the Audit Committee shall be subject to annual reconfirmation and may be removed by the BOD at any time.

2. Purposes, Duties, and Responsibilities. The Audit Committee represents the BOD in discharging its responsibility relating to the accounting, reporting and financial practices of the Company and its subsidiaries, and has general responsibility for oversight of internal controls, accounting and audit activities and legal compliance of the Company and its subsidiaries. However, the Audit Committee’s function shall not relieve the Company’s management of its responsibilities for preparing financial statements, which accurately and fairly present the Company’s financial results and conditions or the responsibilities of the independent accountants relating to the audit or review of financial statements.

Specifically, the Audit Committee will:

(a)
Have the authority with respect to the appointment (including terms of appointment such as compensation and scope of duties) and retention of discharge of the independent public accountants as auditors of the Company who perform the annual audit or other audit, review or attest services in accordance with applicable securities laws, which accountants shall be ultimately accountable to the BOD through the Audit Committee. The external auditor of the Company will report directly to the Audit Committee.

(b)	Have the authority to communicate directly with the independent auditors of the Company.
(c)
Review with the [independent accountants] the scope of the audit and the results of the annual audit examination by the independent accountants and any reports of the independent accountants with respect to reviews of interim financial statements or other audit, review or attest services. The Audit Committee will be responsible for resolving any disagreements between management and the [external auditor] regarding financial reporting.

(d)
Review information, including written statements from the independent accountants, concerning any relationships between the auditors and the Company or any other relationships that may adversely affect the independence of the auditors and assess the independence of the outside auditor.

(e)
Review and discuss with management and the [independent auditors] the Company’s annual audited financial statements prior to their public disclosure, including a discussion with the auditors of their judgments as to the quality of the Company’s accounting principles.

(f)	Review the Company’s annual and interim earnings press releases prior to their public disclosure.
(g)
Review the services to be provided by the independent auditors to assure that the independent auditors do not undertake any engagement for services for the Company that would constitute prohibited services under applicable securities laws under the rules of any stock exchange or trading market on which the Company’s shares are listed for trading (if applicable), or could be viewed as compromising the auditor’s independence. The Audit Committee must pre-approve all non-audit services to be provided to the Company or its subsidiaries.

(h)
Review with management and the independent auditors the results of any significant matters identified as a result of the independent auditors’ interim review procedures prior to the filing of each quarterly financial statements or as soon thereafter as possible.

(i)	Review the annual program for the Company’s internal audits, if any, and review audit reports submitted by the internal auditing staff, if any.
(j)	Periodically review and discuss with management the adequacy of the Company’s internal controls.
(k)
Review changes in the accounting policies of the Company and accounting and financial reporting proposals that are provided by the independent accountants that may have a significant impact on the Company’s financial reports, and make comments on the foregoing to the BOD.

(l)	Review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and formal external auditor of the Company.
(m)	Annually review the adequacy of the Audit Committee Charter and submit any recommended changes to the BOD for its consideration.
(n)	Make reports and recommendations to the BOD within the scope of its functions.
(o)	Review periodically, with the Company’s counsel, both internal and external, any legal matter that could have a significant impact on the Company’s financial statements.
(p)
Establish procedures for receipt, retention and treatment of complaints received by the Company regarding auditing, internal accounting controls or accounting matters and establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

(q)
Where considered necessary by the Audit Committee to carry out its duties, have the authority to engage independent counsel and/or other advisors at the Company’s expense upon the terms and conditions, including compensation, determined by the Audit Committee.

(r)
Satisfy itself that management has established procedures that facilitate compliance with the disclosure and financial reporting controls provisions of applicable securities laws, including adequate procedures for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements. The Audit Committee will assess the adequacy of these procedures annually.

(s)
Review and monitor all related party transactions, which may be entered into by the Company as required by rules of the stock exchange or trading market upon which the Company’s shares are listed for trading, if any.

(t)	Ensure all public disclosure regarding the Audit Committee is made in compliance with applicable stock exchange rules, if applicable, and securities legislation.
(u)	At least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

3. Meetings. The Audit Committee will, where and when possible, meet on a regular basis at least once every quarter, and will hold special meetings as it deems necessary or appropriate in its judgment. However, the Audit Committee may meet at any time that the independent accountants believe that communication to the Audit Committee is required. Meetings may be held in person or by telephone, and shall be at such times and places as the Audit Committee determines. As it deems appropriate, but not less than once each year, the Audit Committee will meet in private session with the independent accountants. The majority of the members of the Audit Committee constitutes a quorum and shall be empowered to act on behalf of the Audit Committee. The members of the Audit Committee may designate one member as chair.

4. Compensation. No member of the Audit Committee shall receive compensation other than director’s fees for service as a director of the Company and regular benefits that other directors receive.

5. Limitation of Audit Committee's Role.  The Audit Committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the independent auditors. The Audit Committee serves a BOD-level oversight role in which it provides advice, counsel and direction to management and the independent auditors on the basis of information it receives, discussions with the accountants and the experience of the Audit Committee’s members in business, financial and accounting matters.